Exhibit 99.2

Equity One, Inc.
Supplemental Information Package

March 31, 2004

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2004
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES

DISCLOSURES
for the periods ended March 31, 2004 and 2003

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia and the other states in which Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant properties; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One’s filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company ‘s Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004 should be read in conjunction with the above information. On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company since February 12, 2003.

Use of EBITDA as a Non-GAAP Financial Measure

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.

EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided as a supplemental measure of operating performance. FFO (combined with the primary GAAP presentations) is a useful supplemental measure that is a recognized metric used extensively by the real estate industry, in particulat REIT’s. Accounting for real estate using historical cost accounting under accounting principles generally accepted in the United States (GAAP) assumes that the value of real estate diminishes predictably over time. NAREIT stated in its April 2002 White Paper on Funds from Operations “since real estate values...have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves.” FFO, as defined by NAREIT, is “net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.”

We believe that financial analysts, investors and stockholders are better served by the clearer presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our performance and to provide an indication of our ability to fund capital expenditures, distribution requirements and other cash needs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs and liquidity, including the ability to make distributions, and (iii) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES

SUMMARY OPERATING INFORMATION
for the periods ended March 31, 2004 and 2003
(in thousands, except per share data)

	Three months ended
	Mar 31, 2004	Mar 31, 2003
Total dividends paid per share	$0.28	$0.27
Funds from operations per share (FFO)	$0.38	$0.36
Dividend / FFO payout ratio	73.7%	75.0%
FFO multiple (annualized if < 12 months)	12.6	10.6

Funds available for distribution per share (FAD)	$0.32	$0.30
Dividend / FAD payout ratio	87.5%	90.0%
FAD multiple (annualized if < 12 months)	15.0	12.7

Income before minority interest	$20,454	$12,485
Income from discontinued operations	(2,109)	(1,068)
Loss on extinguishment of debt	—	623
Interest expense	10,575	7,650
Amortization of deferred financing fees	266	284
Rental property depreciation and amortization, excluding discontinued operations	8,432	4,946
Pro-rata share from unconsolidated joint ventures
Depreciation and amortization	65	161
Interest expense	139	139

EBITDA	$37,822	$25,220

Interest expense, including joint venture interest	$10,714	$7,789
EBITDA : interest coverage ratio	3.5	3.2
EBITDA margin (EBITDA/total rental revenue)	68.4%	67.1%
Net operating income (NOI) from continuing operations
Total rental revenue	$55,294	$37,596
Property operating expenses (1)	14,458	10,904

Net operating income	$40,836	$26,692

NOI margin (NOI/total rental revenue)	73.9%	71.0%
(1) net of intercompany expenses.
Same property NOI (2)
Total rental revenue	$24,458	$24,024
Property operating expenses	7,282	7,440

Net operating income	$17,176	$16,584

Growth in same property NOI	3.6%
Growth in same property NOI, excluding termination fees	3.3%
Same property occupancy	91.6%	88.6%
(2) Includes only those properties operated in the current and prior periods; excludes the effects of prior year expense recoveries and adjustments, if any.

General & administrative expenses	$3,452	$2,242
as % of total revenues	6.22%	5.88%
as % of total assets (annualized)	0.77%	0.60%

EQUITY ONE, INC. AND SUBSIDIARIES

SUMMARY BALANCE SHEET INFORMATION
as of March 31, 2004 and December 31, 2003
(in thousands, except per share data)

	Mar 31, 2004	Dec 31, 2003
Closing market price	$19.22	$16.88
Dividend yield (based on current annualized dividend)	5.83%	6.64%
Book value per share (fully diluted, end of period)	$11.87	$11.77
Liquidity
Cash and cash equivalents	$17	$966

Cash held in escrow	$1,884	$—

Revolving credit facilities
Gross available under current credit facilities	345,000	345,000
less: Outstanding balance	(50,879)	(162,000)
Holdback for letters of credit	(1,378)	(1,378)

Net available under credit facilities	$292,743	$181,622

Equity capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	69,580.460	68,704.279
Diluted common shares
Unvested restricted common shares	524.799	649.133
Walden Woods shares	93.656	93.656
IRT Partners operating partnership units	734.266	734.266
Common stock options (treasury method, closing price)	532.424	370.164

Fully diluted common stock shares	71,465.605	70,551.498

Total debt (excluding unamortized premium/discount)	$871,142	$771,103
Cash and cash equivalents, cash held in escrow	(1,901)	(966)

Net debt	869,241	770,137
Equity market capitalization (fully diluted, end of period)	1,373,569	1,190,909

Total market capitalization	$2,242,810	$1,961,046

Net debt to total market capitalization	38.8%	39.3%

Gross real estate investments	$1,795,632	$1,683,705
Net debt to gross real estate investments	48.4%	45.7%
Fixed rate debt	$720,263	$609,103
Fixed rate debt — swapped to variable rate	100,000	—
Variable rate debt — swapped to fixed rate	20,000	70,000
Variable rate debt — unhedged	30,879	92,000

Total debt (excluding unamortized premium/discount)	$871,142	$771,103

% Fixed rate debt	82.7%	79.0%
% Fixed rate debt — swapped to variable rate	11.5%	0.0%
% Variable rate debt — swapped to fixed rate	2.3%	9.1%
% Variable rate debt — unhedged	3.5%	11.9%
% Variable rate debt — Total	15.0%	11.9%
Weighted-average interest rate on mortgage debt	7.40%	7.45%
Weighted-average interest rate on senior unsecured notes	5.18%	7.55%
Weighted-average interest rate on revolving credit facilities	2.15%	2.06%

EQUITY ONE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended March 31, 2004 and 2003
(in thousands, except per share data)

	Three months ended
	Mar 31, 2004	Mar 31, 2003
Rental revenue:
Minimum rents	$42,174	$28,586
Expense recoveries	11,673	7,943
Termination fees	69	59
Percentage rent payments	1,378	1,008

Total rental revenue	55,294	37,596

Costs and expenses:
Property operating expenses	14,458	10,904
Interest expense	10,575	7,650
Amortization of deferred financing fees	266	284
Rental property depreciation and amortization	8,432	4,946
General and administrative expenses	3,452	2,242

Total costs and expenses	37,183	26,026

Income before other income and expenses, discontinued operations and minority interest	18,111	11,570
Other income and expenses:
Investment income	171	441
Other income	64	63
Equity in loss of joint ventures	(1)	(34)
Loss on extinguishment of debt	—	(623)

Income before discontinued operations and minority interest	18,345	11,417

Discontinued operations:
Income from operations of sold properties	74	565
Gain on disposal of income producing properties	2,035	503

Income from discontinued operations	2,109	1,068

Income before minority interest	20,454	12,485
Minority interest	(215)	(141)

Net income	$20,239	$12,344

Basic earnings per share
Income before discontinued operations	$0.26	$0.24
Income from discontinued operations	0.03	0.02

Net income	$0.29	$0.26

Diluted earnings per share
Income before discontinued operations	$0.26	$0.24
Income from discontinued operations	0.03	0.02

Net income	$0.29	$0.26

Weighted average shares outstanding
Basic	69,115	47,163

Diluted	71,021	48,475

EQUITY ONE, INC. AND SUBSIDIARIES

PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended March 31, 2004 and 2003
(in thousands, except per share data)

	Three months ended
	Mar 31, 2004
	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144
Rental revenue:
Minimum rents	$42,174	$30	$42,204
Expense recoveries	11,673	61	11,734
Termination fees	69	—	69
Percentage rent payments	1,378	—	1,378

Total rental revenue	55,294	91	55,385

Costs and expenses:
Property operating expenses	14,458	54	14,512
Interest expense	10,575	—	10,575
Amortization of deferred financing fees	266	—	266
Rental property depreciation and amortization	8,432	—	8,432
General and administrative expenses	3,452	—	3,452

Total costs and expenses	37,183	54	37,237

Income before other income and expenses, discontinued operations and minority interest	18,111	37	18,148
Other income and expenses:
Investment income	171	37	208
Other income	64	—	64
Equity in (loss) income of joint ventures	(1)	—	(1)
Loss on extinguishment of debt	—	—	—

Income before discontinued operations and minority interest	18,345	74	18,419

Discontinued operations:
Income from operations of sold properties	74	(74)	—
Gain on disposal of income producing properties	2,035	—	2,035

Total income from discontinued operations	2,109	(74)	2,035

Income before minority interest	20,454	—	20,454
Minority interest	(215)	—	(215)

Net income	$20,239	—	$20,239

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Three months ended
	Mar 31, 2003
	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144
Rental revenue:
Minimum rents	$28,586	$583	$29,169
Expense recoveries	7,943	66	8,009
Termination fees	59	—	59
Percentage rent payments	1,008	5	1,013

Total rental revenue	37,596	654	38,250

Costs and expenses:
Property operating expenses	10,904	154	11,058
Interest expense	7,650	69	7,719
Amortization of deferred financing fees	284	1	285
Rental property depreciation and amortization	4,946	100	5,046
General and administrative expenses	2,242	—	2,242

Total costs and expenses	26,026	324	26,350

Income before other income and expenses, discontinued operations and minority interest	11,570	330	11,900
Other income and expenses:
Investment income	441	90	531
Other income	63	—	63
Equity in (loss) income of joint ventures	(34)	145	111
Loss on extinguishment of debt	(623)	—	(623)

Income before discontinued operations and minority interest	11,417	565	11,982

Discontinued operations:
Income from operations of sold properties	565	(565)	—
Gain on disposal of income producing properties	503	—	503

Total income from discontinued operations	1,068	(565)	503

Income before minority interest	12,485	—	12,485
Minority interest	(141)	—	(141)

Net income	$12,344	—	$12,344

Note: The Company adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended March 31, 2004 and 2003
(in thousands, except per share data)

	Three months ended
	Mar 31, 2004	Mar 31, 2003
Funds from Operations
Net income	$20,239	$12,344
Adjustments:
Rental property depreciation and amortization, including discontinued operations	8,432	5,046
Gain on disposal of income producing properties	(2,035)	(503)
Minority interest	199	131
Other items:
Interest on convertible partnership units	—	65
Pro-rata share of real estate depreciation from joint ventures	65	161

Funds from operations	$26,900	$17,244

Increase	56.0%
Earnings per diluted share	$0.29	$0.26
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.12	0.11
Gain on disposal of income producing properties	(0.03)	(0.01)
Minority interest	0.00	0.00
Other items:
Pro-rata share of real estate depreciation from joint ventures	0.00	0.00

Funds from operations per diluted share	$0.38	$0.36

Increase	5.6%

Funds Available for Distribution
Funds from operations	$26,900	$17,244
Adjust for non-cash items
Amortization of deferred financing fees	266	284
Amortization of restricted stock	1,172	480
Straight line rents	(544)	(333)
Capitalized interest	(812)	(684)
Amortization of debt premium/discount	(1,215)	(329)

Total non-cash items	(1,133)	(582)

Adjust for recurring capital expenditures
Tenant improvements	(230)	(268)
Leasing commissions and costs	(169)	(213)
Other capital expenditures	(241)	(104)

Total recurring capital expenditures	(640)	(585)

Funds available for distribution before debt payments	$25,127	$16,077

Scheduled debt payments	(2,272)	(1,740)

Funds available for distribution	$22,855	$14,337

Increase	59.4%
Funds available for distribution per diluted share	$0.32	$0.30
Increase	6.7%

Cash Dividends	$19,630	$16,130

Weighted average diluted shares	71,021	48,475

EQUITY ONE, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
as of March 31, 2004 and December 31, 2003
(in thousands, except per share data)

	Mar 31, 2004	Dec 31, 2003
Assets
Properties
Income producing	$1,740,063	$1,594,579
Less: accumulated depreciation	(74,485)	(66,406)

Rental property	1,665,578	1,528,173
Construction in progress and land held for development	54,338	74,686
Property held for sale	1,231	14,440

Properties, net	1,721,147	1,617,299
Cash and cash equivalents	17	966
Cash held in escrow	1,884	—
Accounts and other receivables, net	8,919	13,492
Investments in and advances to joint ventures	2,860	2,861
Goodwill	14,578	14,014
Other assets	42,694	28,754

Total	$1,792,099	$1,677,386

Liabilities and stockholders’ equity
Liabilities
Mortgage notes payable	$470,263	$459,103
Unsecured revolving credit facilities	50,879	162,000
Unsecured senior notes payable	350,000	150,000

Total debt	871,142	771,103
Unamortized premium/discount on notes payable	23,894	24,218

Total notes payable	895,036	795,321
Accounts payable and accrued expenses	23,996	25,211
Tenant security deposits	8,171	7,706
Other liabilities	4,472	5,924

Total liabilities	931,675	834,162

Minority interest	12,444	12,672

Stockholders’ equity
Common stock	701	694
Additional paid-in capital	856,720	843,678
Retained earnings	609	—
Accumulated other comprehensive loss	(1,007)	(122)
Unamortized restricted stock compensation	(8,455)	(10,091)
Notes receivable from issuance of common stock	(588)	(3,607)

Total stockholders’ equity	847,980	830,552

Total	$1,792,099	$1,677,386

EQUITY ONE, INC. AND SUBSIDIARIES

DEBT SUMMARY
as of March 31, 2004
(in thousands)

	Maturity		Mar 31, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance
Fixed rate mortgage debt
Middle Beach	08/15/04	7.375%	$2,778	$2,808
Lantana Village	02/15/05	6.950%	3,631	3,669
Woodruff	05/10/05	7.580%	3,065	3,096
Elmwood Oaks	06/01/05	8.375%	7,500	7,500
Benchmark Crossing	08/01/05	9.250%	3,292	3,313
Sterling Plaza	09/01/05	8.750%	3,956	3,982
Townsend Square	10/01/05	8.500%	4,829	4,848
Green Oaks	11/01/05	8.375%	3,002	3,022
Melbourne Plaza	11/01/05	8.375%	1,735	1,747
Walden Woods	08/01/06	7.875%	2,359	2,387
Big Curve	10/01/06	9.190%	5,406	5,437
Highland Square	12/01/06	8.870%	4,024	4,047
Park Northern	12/01/06	8.370%	2,259	2,284
Crossroads Square	12/01/06	8.440%	12,465	12,510
Rosemeade	12/01/07	8.295%	3,162	3,179
Colony Plaza	01/01/08	7.540%	3,005	3,015
Parkwood (2)	01/01/08	7.280%	6,174	6,196
Richwood (2)	01/01/08	7.280%	3,181	3,192
Commonwealth	02/15/08	7.000%	2,726	2,754
Mariners Crossing	03/01/08	7.080%	3,368	3,380
Pine Island/Ridge Plaza	07/01/08	6.910%	24,849	24,938
Forestwood	01/01/09	5.070%	7,247	7,286
Shoppes of North Port	02/08/09	6.650%	4,084	4,108
Prosperity Centre	03/01/09	7.875%	6,301	6,390
North Village Center	03/15/09	8.130%	—	1,463
Shoppes of Ibis	09/01/09	6.730%	5,821	5,865
Tamarac Town Square	10/01/09	9.190%	6,186	6,206
Park Promenade	02/01/10	8.100%	6,287	6,302
Skipper Palms	03/01/10	8.625%	3,549	3,556
Jonathan’s Landing	05/01/10	8.050%	2,893	2,901
Bluff’s Square	06/01/10	8.740%	10,065	10,086
Kirkman Shoppes	06/01/10	8.740%	9,505	9,524
Ross Plaza	06/01/10	8.740%	6,629	6,642
Boynton Plaza	07/01/10	8.030%	7,476	7,494
Pointe Royale	07/15/10	7.950%	4,473	4,533
Plymouth Park East 1 (3)	08/01/10	8.250%	149	150
Plymouth Park East 2 (3)	08/01/10	8.250%	448	451
Plymouth Park North (3)	08/01/10	8.250%	7,987	8,043
Plymouth Park South (3)	08/01/10	8.250%	597	601
Plymouth Park Story North (3)	08/01/10	8.250%	367	370
Plymouth Park West (3)	08/01/10	8.250%	2,387	2,404

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of March 31, 2004
(in thousands)

	Maturity		Mar 31, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance
Shops at Skylake	08/01/10	7.650%	$14,540	$14,628
Parkwest Crossing	09/01/10	8.100%	4,717	4,728
Spalding Village	09/01/10	8.190%	10,463	10,537
Minyards	11/01/10	8.320%	2,501	2,511
Charlotte Square	02/01/11	9.190%	3,599	3,614
Forest Village	04/01/11	7.270%	4,476	4,488
Boca Village	05/01/11	7.200%	8,276	8,298
MacLand Pointe	05/01/11	7.250%	5,844	5,859
Pine Ridge Square	05/01/11	7.020%	7,333	7,354
Sawgrass Promenade	05/01/11	7.200%	8,276	8,298
Presidential Markets	06/01/11	7.650%	27,354	27,420
Lake Mary	11/01/11	7.250%	24,466	24,529
Lake St. Charles	11/01/11	7.130%	3,863	3,873
Belfair Towne Village	12/01/11	7.320%	11,347	11,379
Marco Town Center	01/01/12	6.700%	8,693	8,731
Riverside Square	03/01/12	9.190%	7,668	7,694
Sparkleberry Square 1 (4)	10/31/12	6.170%	6,746	—
Cashmere	11/01/12	5.880%	5,219	5,245
Eastwood	11/01/12	5.880%	6,219	6,250
Meadows	11/01/12	5.870%	6,536	6,568
Lutz Lake	12/01/12	6.280%	7,500	7,500
Summerlin Square	02/01/14	6.750%	3,831	3,898
Bird Ludlum	02/15/15	7.680%	10,149	10,296
Treasure Coast	04/01/15	8.000%	4,738	4,804
Shoppes of Silverlakes	07/01/15	7.750%	2,744	2,781
Grassland Crossing	12/01/16	7.870%	5,947	5,985
Mableton Crossing	08/15/18	6.850%	4,134	4,157
Sparkleberry Square 2 (4)	06/30/20	6.750%	8,130	—
BridgeMill	05/05/21	7.940%	9,516	9,555
Chastain Square	02/28/24	6.500%	3,894	3,918
Daniel Village	02/28/24	6.500%	4,256	4,282
Douglas Commons	02/28/24	6.500%	5,071	5,102
Fairview Oaks	02/28/24	6.500%	4,800	4,829
Madison Centre	02/28/24	6.500%	3,894	3,918
Paulding Commons	02/28/24	6.500%	6,610	6,651
Siegen Village	02/28/24	6.500%	4,301	4,328
Wesley Chapel Crossing	02/28/24	6.500%	3,395	3,416
Total fixed rate mortgage debt (77 loans)	6.35 years	7.40%	$470,263	$459,103
Interest premium	(wtd-avg maturity)	(wtd-avg rate)	12,525	11,779

Total fixed rate mortgage debt (including interest premium)			$482,788	$470,882

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of March 31, 2004
(in thousands)

	Maturity		Mar 31, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance
Fixed rate unsecured senior notes payable
7.77% senior notes	04/01/06	7.77%	$50,000	$50,000
7.25% senior notes	08/15/07	7.25%	75,000	75,000
3.875% senior notes (5)	04/15/09	3.875%	200,000	—
7.84% senior notes	01/23/12	7.84%	25,000	25,000
Total fixed rate unsecured senior notes payable	4.49 years	5.18%	350,000	150,000
Net Interest Premium/Discount		(wtd-avg rate)	11,369	12,439

Total fixed rate unsecured senior notes payable (including interest premium)			$361,369	$162,439
Total fixed rate debt			$820,263	$609,103
Net Interest Premium/Discount			23,894	24,218

Total fixed rate debt (including interest premium)			$844,157	$633,321
Revolving credit facilities
$340MM Wells Fargo Unsecured (6)	02/12/06	2.08%	48,000	162,000
$5MM City National Bank Unsecured (7)	08/13/04	3.34%	2,879	—
Total revolving credit facilities			$50,879	$162,000
Total debt			$871,142	$771,103
Net Interest Premium/Discount			23,894	24,218

Total debt (including net interest premium/discount)			$895,036	$795,321
Senior Unsecured Debt Ratings
Moody’s			Baa3 (Stable)	Baa3 (Stable)
S&P			BBB- (Stable)	BBB- (Stable)

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of March 31, 2004
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior
by year	amortization	payments (8)	Credit Facilities (8)	Notes	Total
2004	$7,248	$2,727	$2,879	$—	$12,854
2005	9,954	30,093	—		40,047
2006	10,170	24,758	48,000	50,000	132,928
2007	10,290	2,864	—	75,000	88,154
2008	10,365	40,104	—	—	50,469
2009	10,024	24,332	—	200,000	234,356
2010	9,049	80,848	—	—	89,897
2011	7,230	93,433	—	—	100,663
2012	5,952	40,056	—	25,000	71,008
2013	5,525	—	—	—	5,525
Thereafter	36,447	8,794	—	—	45,241

Total	$122,254	$348,009	$50,879	$350,000	$871,142

(1)	The rate in effect on March 31, 2004.

(2)	The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

(3)	All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

(4)	The Sparkleberry property is encumbered by two separate mortgages.

(5)	$100M of the outstanding balance has been swapped to a floating interest rate based on the 6 month LIBOR, in arrears, plus 0.4375%

(6)	The indicated rate includes the effect of interest rate swaps.

(7)	The rate in effect at March 31, 2004 based on the one month LIBOR plus 2.25%

(8)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

EQUITY ONE, INC. AND SUBSIDIARIES

PROPERTY STATUS REPORT
as of March 31, 2004

					number		Supermarket anchor
		Year	Total		of tenants						Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
ALABAMA (2)
Madison Centre	Madison	1997	64,837	100.0%	13	0	37,912		Publix	Rite Aid	$9.66
									(6/1/2017)
West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	99.2%	8	1	44,000		Winn-Dixie (7/19/2015)	Rite Aid	7.12
TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	99.6%	21	1	81,912	0			$8.40
ARIZONA (2)
Big Curve	Yuma	1969 / 1996	126,402	71.2%	29	4		60,000	Albertsons	Miller’s Outpost	11.14
Park Northern	Phoenix	1982 / 1996	126,852	94.1%	22	3	51,511		Safeway (5/31/2008)	Bealls, Chuck E Cheese, Life Skills Center	6.80
TOTAL SHOPPING CENTERS ARIZONA (2)			253,254	82.7%	51	7	51,511	60,000			$8.67
FLORIDA (73)
North Florida (13)
Atlantic Village	Atlantic Beach	1984 / 1998	100,559	94.0%	24	1	39,795		Publix (10/31/2008)	JoAnn Fabrics, Dollar Tree	10.18
Beauclerc Village	Jacksonville	1962 / 1988	70,429	83.5%	9	2				Big Lots, Goodwill, Bealls Outlet	7.45
Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1	48,997		Winn-Dixie/Save Rite		8.31
									(2/28/2018)
Forest Village	Tallahassee	2000	71,526	96.5%	15	2	37,866		Publix		10.40
									(4/30/2020)
Ft. Caroline	Jacksonville	1985 / 1995	74,546	94.6%	10	3	45,500		Winn-Dixie (5/31/2015)	Eckerd* (Bealls Outlet)	7.31
Losco	Jacksonville	2000	8,700	100.0%	7	0		45,820	Winn-Dixie		18.97
Mandarin Landing	Jacksonville	1976 / 2000	141,565	97.5%	35	2	34,400		Publix (2/14/2007)	Office Depot, Eckerd	9.16
Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix (9/30/2014)	Movie Gallery	9.35
Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	Eckerd	6.67
									(3/27/2005)
Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Walgreens*	6.92
									(5/11/2005)
Parkmore Plaza	Milton	1986	159,067	97.2%	11	2				Wal-Mart*(Bealls), Big Lots	4.47
Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848		FoodWorld		4.27
									(12/31/2005)
South Beach	Jacksonville Beach	1990, 1991	289,964	93.2%	40	10	29,000		Food Lion (3/31/2010)	Kmart, Stein Mart, Bealls	9.04
Central Florida (9)
Alafaya Commons	Orlando	1987	123,133	93.4%	26	3	54,230		Publix	Blockbuster	11.71
									(11/30/2007)
Conway Crossing	Orlando	2002	76,321	98.0%	17	1	44,271		Publix		11.31
									(4/30/2022)
Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.24
									(11/1/2017)
Hunters Creek	Orlando	1998	68,032	100.0%	9	0	51,255		Winn-Dixie		10.79
									(9/23/2018)
Kirkman Shoppes	Orlando	1973	88,820	94.7%	29	1				Eckerd	15.80
Lake Mary	Orlando	1988 / 2001	342,384	97.4%	65	3	63,139		Albertsons (6/30/2012)	Kmart, Euro Fitness, Sun Star Theatres	10.99
Park Promenade	Orlando	1987 / 2000	125,818	96.0%	24	2	55,000		Publix* (2/9/2007)	Orange County Library, Blockbuster, Goodwill	9.20
Town & Country	Kissimmee	1993	72,043	100.0%	13	0	52,883		Albertsons		7.22
									(10/31/2018)
Unigold	Winter Park	1987	106,185	87.3%	18	4	52,500		Winn-Dixie	Blockbuster	10.06
									(4/30/2007)
Florida West Coast (17)
Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	90.7%	17	7	52,610		Publix (11/30/2021)	Eckerd* (Bealls Outlet), West Marine	9.58
Carrollwood	Tampa	1970 / 2002	94,203	86.4%	28	8	27,887		Publix	Eckerd	10.98
									(11/30/2022)
Charlotte Square	Port Charlotte	1980	96,188	97.5%	25	2	44,024		Publix	Pet Supermarket	7.69
									(1/31/2011)
Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	Eckerd	10.90
									(5/27/2012)
Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n’ Karry		9.78
									(6/30/2019)
Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		13.70
									(5/31/2022)
Marco Town Center	Marco Island	2001	109,830	94.4%	39	6	27,887		Publix	West Marine	15.62
									(1/31/2018)
Mariners Crossing	Spring Hill	1989 / 1999	85,507	94.6%	13	3	48,315		Kash n’ Karry		8.05
									(4/30/2020)
North River Village	Ellenton	1988, 1993	177,128	100.0%	16	0	42,112		Publix (7/20/2008)	Kmart, Walgreens* (Dollar Tree), Bealls	7.25
Pavilion	Naples	1982	161,245	91.7%	36	5	50,795		Publix (2/28/2013)	Pavillion 6 Theatre, Anthony’s	13.77
Regency Crossing	Port Richey	1986 / 2001	85,864	87.4%	16	9	44,270		Publix		10.64
									(2/28/2021)
Ross Plaza	Tampa	1984 / 1996	85,359	96.5%	17	3				Walgreens*, Ross Dress for Less	9.46
Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix		9.69
									(9/25/2011)
Shoppes of North Port	North Port	1991	84,705	98.2%	21	1	48,890		Publix	Bealls Outlet	9.30
									(12/11/2011)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of March 31, 2004

					number
		Year	Total		of tenants		Supermarket anchor				Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Florida West Coast (continued)
Skipper Palms	Tampa	1984	88,000	92.9%	14	3	53,440		Winn-Dixie		$8.49
									(5/31/2016)
Summerlin Square	Fort Myers	1986 / 1998	109,156	86.9%	20	7	45,500		Winn-Dixie	Eckerd, West Marine	9.97
									(6/4/2006)
Venice Shopping Center	Venice	1968 / 2000	111,934	91.4%	13	2	44,271		Publix (12/31/2026)	Beall’s Outlet, Dollar Tree, Wachovia Bank	5.05
Florida Treasure Coast (8)
Bluffs Square	Jupiter	1986	132,395	99.1%	46	2	39,795		Publix	Walgreens	11.73
									(10/22/2006)
Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons		8.00
									(4/30/2025)
Jonathan’s Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.46
New Smyrna Beach	New Smyrna Beach	1987	118,451	97.0%	32	2	42,112		Publix (9/30/2007)	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.00
Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	7.94
Ryanwood	Vero Beach	1987	114,925	99.0%	31	1	39,795		Publix	Bealls Outlet, Books-A-Million	9.51
									(3/23/2017)
Salerno Village	Stuart	1987	76,303	96.6%	15	3	49,002		Winn-Dixie	Eckerd	9.59
									(3/23/2024)
Treasure Coast	Vero Beach	1983	133,781	93.0%	20	5	59,450		Winn-Dixie	TJ Maxx	8.56
									(4/12/2015)
South Florida / Atlantic Coast (26)
Bird Ludlum	Miami	1988 / 1998	192,282	97.9%	46	2	44,400		Winn-Dixie	Eckerd, Blockbuster, Goodwill	14.81
									(12/31/2007)
Boca Village	Boca Raton	1978	93,428	100.0%	22	0	36,000		Publix	Eckerd	15.17
									(3/31/2007)
Boynton Plaza	Boynton Beach	1978 / 1999	99,324	94.0%	27	2	37,664		Publix	Eckerd, Hollywood Video	10.72
									(8/31/2008)
Countryside Shops	Cooper City	1986, 1988, 1991	179,561	100.0%	46	0	39,795		Publix	Eckerd, Stein Mart	12.34
									(12/4/2005)
Crossroads Square	Ft. Lauderdale	1973	269,653	91.2%	21	7				Lowe’s, Eckerd, Goodyear	7.31
El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.05
Epsilon	W. Palm Beach	1925 / 1997	18,707	54.6%	4	1					16.11
Greenwood	Palm Springs	1982, 1994	132,325	89.6%	30	5	50,032		Publix	Bealls Outlet, World Savings Bank	11.85
									(12/5/2014)
Lago Mar	Miami	1995	82,613	89.6%	18	3	42,323		Publix	Blockbuster	13.09
									(9/13/2015)
Lantana Village	Lantana	1976 / 1999	181,780	99.6%	25	1	39,473		Winn-Dixie	Kmart, Rite Aid* (Dollar Store),	6.34
									(2/15/2011)	Hollywood Video
Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix		12.47
									(7/9/2017)
Pine Island	Davie	1983 / 1999	254,907	97.9%	44	3	39,943		Publix	Home Depot Expo, Bealls Outlet	9.78
									(11/30/2013)
Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	99.2%	34	1	17,441		Fresh Market (6/30/2009)	Bed Bath & Beyond, Off Main Furniture, Blockbuster	13.15
Plaza Alegre	Miami	2003	91,611	94.8%	18	3	44,271		Publix	Goodwill, Blockbuster	14.73
									(3/14/2023)
Plaza Del Rey	Miami	1985 / 1996	50,146	100.0%	23	0				Navarro Pharmacy	13.01
Point Royale	Miami	1970 / 2000	209,863	93.9%	23	3	45,350		Winn-Dixie	Best Buy, Eckerd* (Anna’s Linens)	6.53
									(2/18/2011)
Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine’s, TJ Maxx	15.53
Ridge Plaza	Davie	1984 / 1999	155,204	95.7%	25	4		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Uncle Funny’s, Round Up	8.63
Riverside Square	Coral Springs	1987	107,941	95.2%	33	3	39,795		Publix	Tuesday Morning	13.23
									(2/18/2007)
Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	92.7%	27	1	36,464		Publix	Walgreens, Blockbuster	10.59
									(11/30/2004)
Sheridan	Hollywood	1973 / 1991	455,864	95.8%	60	6	65,537		Publix (10/9/2011)	Ross, Bed Bath & Beyond, Office Depot, AMC Theater, Eckerd, Blockbuster	13.35
Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix (4/30/2019)		12.10
Shops at Skylake	North Miami Beach	1999-2003	219,199	99.5%	44	2	51,420		Publix (7/31/2019)	Goodwill, L.A. Fitness, Blockbuster	15.52
Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	93.9%	36	4	47,813		Publix	Blockbuster	16.28
									(6/14/2015)
Tamarac Town Square	Tamarac	1987	127,635	80.7%	26	13	37,764		Publix		10.43
									(12/15/2014)
West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	10.91
									(10/31/2016)

TOTAL SHOPPING CENTERS FLORIDA (73)			8,447,217	95.5%	1,650	171	2,714,864	99,670			$10.54

GEORGIA (24)
Atlanta (18)
BridgeMill	Canton	2000	89,102	96.3%	28	2	37,888		Publix		14.99
									(1/31/2020)
Butler Creek	Acworth	1990	95,597	95.8%	18	2	59,997		Kroger		10.71
									(6/30/2018)
Chastain Square	Atlanta	1981 / 2001	91,637	97.8%	27	1	37,366		Publix		16.17
									(5/31/2024)
Commerce Crossing	Commerce	1988	100,668	90.4%	7	3	32,000		Ingles	Wal-Mart*	4.03
									(9/26/2009)

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of March 31, 2004

					number
		Year	Total		of tenants		Supermarket anchor				Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Atlanta (continued)
Douglas Commons	Douglasville	1988	97,027	96.0%	16	4	59,431		Kroger		$9.91
									(8/31/2013)
Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.19
									(9/30/2016)
Grassland Crossing	Alpharetta	1996	90,906	92.1%	10	4	70,086		Kroger		11.39
									(6/30/2016)
Hamilton Ridge	Buford	2002	89,496	94.3%	18	3	54,166		Kroger		12.91
									(11/30/2022)
Mableton Crossing	Mableton	1997	86,819	98.6%	16	2	63,419		Kroger		10.04
									(8/31/2017)
Macland Pointe	Marietta	1992, 1993	79,699	86.4%	12	5	55,999		Publix		9.58
									(12/29/2012)
Market Place	Norcross	1976	77,706	95.7%	20	3				Peachtree Cinema	8.06
Paulding Commons	Dallas	1991	192,391	100.0%	31	0	49,700		Kroger	Kmart	8.07
									(2/28/2011)
Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	87.5%	21	3				Micro Center	10.52
Presidential Markets	Snellville	1993-2000	396,408	97.5%	39	1	56,146		Publix (12/31/2019)	Bed Bath & Beyond, GAP, Shoe Carnival, Marshalls, Carmike Cinema, Office Depot	10.23
Shops of Huntcrest	Lawrenceville	2003	97,040	94.8%	23	3	54,340		Publix		12.15
									(1/31/2023)
Wesley Chapel Crossing	Decatur	1989	170,792	99.3%	24	1	32,000		Ingles	Wal-Mart, CVS Pharmacy	6.74
									(9/25/2009)
West Towne Square	Rome	1988	89,596	88.6%	15	3				Big Lots, Eckerd*	5.74
Williamsburg @ Dunwoody	Dunwoody	1983	44,928	95.3%	26	1				Blockbuster	17.40
Central Georgia (4)
Daniel Village	Augusta	1956 / 1997	171,932	93.5%	35	4	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	7.79
									(3/25/2022)
Spalding Village	Griffin	1989	235,318	61.3%	24	4	59,431		Kroger	JC Penney, Blockbuster	7.78
									(5/31/2014)
Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960	Harris Teeter* (Omni Fitness)			9.57
									(4/1/2011)
Watson Central	Warner Robins	1989	227,747	85.6%	12	15	45,000		Winn-Dixie*	Wal-Mart* (Big Lots)	4.98
									(12/5/2010)
South Georgia (2)
Colony Square	Fitzgerald	1987	50,000	75.2%	4	4	32,200		Food Lion		6.29
									(12/31/2007)
McAlpin Square	Savannah	1979	176,807	94.4%	24	4	43,600		Kroger	US Post Office, Big Lots, In Fashion	7.31
									(8/31/2015)	Menswear Outlet

TOTAL SHOPPING CENTERS GEORGIA (24)			2,958,601	91.6%	471	72	976,198	0			$9.22

KENTUCKY (1)
Scottsville Square	Bowling Green	1986	38,450	72.8%	7	5				Hancock Fabrics, Zap Zone	6.58

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	72.8%	7	5	0	0			$6.58

LOUISIANA (15)
Ambassador Row	Lafayette	1980, 1991	193,978	97.3%	22	3				Hobby Lobby*, Conn’s Appliances, Big Lots, Chuck E Cheese	7.95
Bluebonnet Village	Baton Rouge	1983	90,215	80.0%	18	3	33,387		Matheme’s		8.28
									(11/30/2010)
Boulevard	Lafayette	1976, 1994	68,012	61.5%	10	5				Piccadilly, Harbor Freight Tools	8.17
Country Club Plaza	Slidell	1982 / 1994	64,686	89.6%	8	3	33,387		Winn-Dixie	Dollar General	5.66
									(1/31/2008)
Crossing	Slidell	1988, 1993	113,989	98.7%	14	1	58,432		Albertsons	A-1 Home Appliance, Piccadilly	5.63
									(9/29/2009)
Elmwood Oaks	Harahan	1989	133,995	92.9%	7	2				Wal-Mart* (Academy Sports, Dollar Tree),	9.59
										Advance Auto* (Goodwill)
Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Academy Sports, JoAnn Fabrics	0.14
Millervillage	Baton Rouge	1983, 1992	94,559	36.5%	11	3				Rite Aid	8.17
Pinhook Plaza	Lafayette	1979, 1992	194,725	23.5%	16	15				Rite Aid	7.47
Plaza Acadienne	Eunice	1980	105,419	96.2%	7	1	28,092		Super 1 Store	Fred’s, Howard Brothers*	3.51
									(6/30/2005)
Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1	22,500		Piggly Wiggly* (2/28/2007)	Burke’s Outlet, Harbor Freight Tools, Blockbuster	6.14
Siegen Village	Baton Rouge	1988	170,416	93.0%	18	5				Office Depot, Big Lots, Dollar Tree,	8.22
										Stage, Party City
Tarpon Heights	Galliano	1982	56,605	92.0%	8	2				Eckerd, Stage, Dollar General	4.74
Village at Northshore	Slidell	1988	144,638	100.0%	13	0				Marshalls, Dollar Tree, Kirschman’s, Bed Bath & Beyond	8.43
Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (15)			1,763,152	83.1%	163	44	175,798	0			$6.14

MISSISSIPPI (1)
Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	5.72

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$5.72

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of March 31, 2004

					number
		Year	Total		of tenants		Supermarket anchor				Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
NORTH CAROLINA (12)
Centre Pointe Plaza	Smithfield	1989	163,642	76.4%	18	2				Wal-Mart* (Belk’s, Goody’s), Dollar Tree	$5.73
Chestnut Square	Brevard	1985	39,640	87.9%	5	2	21,000		Food Lion*	Eckerd* (Dollar General)	6.73
									(9/28/2010)
Galleria	Wrightsville Beach	1986, 1990	92,114	92.6%	31	7	28,000		Harris Teeter	Eckerd	9.57
									(4/5/2006)
Parkwest Crossing	Durham	1990	85,602	100.0%	17	0	38,052		Food Lion		10.22
									(12/14/2010)
Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo*	CVS Pharmacy	7.19
									(8/31/2006)
Providence Square	Charlotte	1973	85,930	94.1%	20	5	35,702		Harris Teeter*	Eckerd	8.22
									(4/30/2006)
Riverview Shopping Center	Durham	1973 / 1995	127,498	91.8%	10	2	53,538		Kroger (12/31/2014)	Upchurch Drugs, Riverview Furniture, Blockbuster	7.30
Salisbury	Salisbury	1987	82,578	95.2%	16	1	37,308		Food Lion	CVS Pharmacy*	9.22
Marketplace									(2/11/2023)
Shelby Plaza	Shelby	1972	103,200	92.2%	7	1				Big Lots, Aaron Rents* (Hancock Fabrics)	3.14
Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie	Family Dollar	5.46
									(10/31/2006)
Thomasville Commons	Thomasville	1991	148,754	97.6%	11	1	32,000		Ingles	Kmart, CVS Pharmacy	5.84
									(9/29/2012)
Willowdale Shopping Center	Durham	1986	120,984	91.7%	22	5	27,985		Harris Teeter (5/14/2004)	Carmike Cinemas, Eckerd* (Family Dollar)	8.75

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,137,582	91.8%	167	28	327,575	0			$7.23

SOUTH CAROLINA (7)
Belfair Towne	Bluffton	2000-2003	125,389	94.4%	26	3	55,696		Kroger	Blockbuster	13.92
Village									(10/31/2019)
Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1	19,200		Bi-Lo		1.44
									(9/30/2010)
Lancaster Shopping	Lancaster	1963, 1987	29,047	17.2%	1	1					6.00
Center
North Village Center	North Myrtle Beach	1984	60,356	100.0%	14	0	24,806		Bi-Lo (5/31/2004)	Dollar General, Gold’s Gym	8.27
Sparkleberry Square	Columbia	1997 / 2004	339,051	90.4%	20	5	67,943		Kroger	Kohl’s, Ross Dress for Less, Circuit	10.87
									(8/31/2017)	City, Bed Bath & Beyond
Spring Valley	Columbia	1978 / 1997	75,415	95.8%	16	1	45,070		Bi-Lo	Eckerd	9.12
Woodruff	Greenville	1995	68,055	98.2%	9	1	47,955		Publix	Blockbuster	10.01
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			774,713	90.4%	89	12	260,670	0			$9.91

TENNESSEE (2)
Forrest Gallery	Tullahoma	1987	214,450	95.6%	26	4	48,780		Kroger	Wal-Mart* (Tractor Supply, Goodwill,	5.54
									(1/31/2008)	Hastings Music
Smyrna Village	Smyrna	1992	83,334	94.8%	10	2	59,214		Kroger		8.23
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (2)			297,784	95.4%	36	6	107,994	0			$6.29

TEXAS (32)
Houston (15)
Barker Cypress	Houston	1999	66,945	97.4%	15	2	41,320		H.E.B.		12.57
									(1/31/2014)
Beechcrest	Houston	1981 / 2001	90,647	100.0%	15	0	40,345		Randall’s* (Viet Ho)	Walgreens*	8.96
									(6/24/2016)
Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally’s Fitness	12.29
Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.26
Colony Plaza	Sugarland	1997	26,513	94.0%	14	1					18.32
Forestwood	Houston	1993	88,760	100.0%	16	0	59,334		Kroger	Blockbuster	11.25
									(7/31/2013)
Grogan’s Mill	The Woodlands	1986	118,493	94.0%	22	4	56,558		Randall’s* (99¢ Store)	Petco. Blockbuster	11.85
									(6/24/2016)
Hedwig	Houston	1974	69,504	74.5%	11	2				Ross Dress for Less	14.38
Highland Square	Sugarland	1998	64,171	99.7%	26	1					17.09
Market at First Colony	Sugarland	1988	107,301	92.3%	33	2		62,000	Kroger	TJ Maxx, Eckerd	15.46
Mason Park	Katy	1998	160,047	75.9%	35	4		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais	12.13
										Royal, Petco
Mission Bend	Houston	1980 / 1999	131,575	91.2%	24	3	46,112		Randall’s	Remarkable Furniture	9.04
									(6/24/2016)
Spring Shadows	Houston	1999	106,995	93.2%	15	3	65,161		H.E.B.		9.47
									(4/30/2023)
Steeplechase	Jersey Village	1985	105,152	94.6%	23	3	56,208		Randall’s		11.25
									(6/24/2016)
Wal-Mart Marble Falls	Marble Falls	1985	53,571	100.0%	1	0				Wal-Mart* (Sutherland Lumber)	3.27

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of March 31, 2004

					number
		Year	Total		of tenants		Supermarket anchor				Average
		built /	square	Percent			owned	shadow	name		base rent
Property	City	renovated	footage	leased	leased	vacant	SF	SF	expiration date	Other anchor tenants	per leased SF
Dallas (15)
Creekside	Arlington	1997 /1998	101,016	100.0%	17	0	60,932		Kroger (11/30/2021)	Hollywood Video	$11.92
Green Oaks	Arlington	1983	65,091	85.2%	28	6		58,000	Kroger		11.04
Melbourne Plaza	Hurst	1983	47,517	88.7%	15	3					11.30
Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
									(4/30/2020)
Parkwood	Plano	1985	81,590	94.0%	18	2		62,000	Albertsons	Planet Pizza	13.22
Plymouth Park East	Irving	1970	56,435	97.3%	9	1	42,130		Kroger (11/30/2010)		4.29
Plymouth Park North	Irving	1970	444,541	59.3%	44	11				Dollar General, Thrift Store, Post Office, Chateau Theatre, Levines, Blockbuster	6.82
Plymouth Park South	Irving	1970	49,102	74.8%	3	4				Betcha Bingo	6.56
Plymouth Park West	Irving	1970	178,930	91.7%	13	2				Bargain City, Dollar Store, Fashion Depot	3.64
Richwood	Richardson	1984	54,871	80.8%	21	7		61,877	Albertsons	Blockbuster	12.64
Rosemeade	Carrollton	1986	51,231	62.5%	13	5				Blockbuster	12.99
Sterling Plaza	Irving	1989	65,765	100.0%	16	0				Bank One, Irving City Library	13.98
Townsend Square	Desoto	1990	146,953	84.3%	31	7		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.84
Village by the Park	Arlngton	1988	44,523	92.4%	9	1				Petco, Movie Trading	16.55
Village Center	Southlake	1996	118,092	96.4%	20	2	60,932		Kroger		12.83
									(10/31/2021)
San Antonio (2)
Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		15.70
									(4/30/2015)
Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		2.86
									(12/31/2004)

TOTAL SHOPPING CENTERS TEXAS (32)			3,002,648	86.9%	540	77	715,311	426,116			$10.37

VIRGINA (2)
Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles (9/25/2010)	Wal-Mart	5.86
Waterlick Plaza	Lynchburg	1973, 1988	98,694	79.7%	20	4	30,780		Kroger	CVS Pharmacy	8.67
									(3/18/2008)

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	91.1%	34	4	62,780	0			$6.94

TOTAL STABILIZED SHOPPING CENTERS (173)			19,095,008	91.8%	3,236	427	5,474,613	585,786			$9.55

DEVELOPMENTS & REDEVELOPMENTS (14)
Ambassador Row Courtyard	Lafayette, LA	1986, 1991	158,783	80.1%	19	11				Marshalls, Bed Bath & Body, Hancock Fabrics	8.69
Bandera Festival	San Antonio, TX	1989	195,438	65.0%	31	4				Bealls, Eckerd* (Scrapbook Heaven), Blockbuster, Dollar Tree	10.53
Shop at St. Lucie (f/k/a Cashmere)	Port St. Lucie, FL	2004-2005 Development	4.0 acres
Copperfield	Houston, TX	1994	132,960	72.7%	29	4				JoAnn Fabrics, Dollar Tree	11.33
CVS Plaza	Miami, FL	2004 Development	31,804	34.6%	1	10				CVS Pharmacy	12.47
East Bay Plaza	Largo, FL	1985 / 1997	85,426	76.6%	20	3		53,000	Albertsons	Family Dollar, Hollywood Video, Harbor Freight Tools	9.30
Eustis Square	Eustis, FL	1983 / 1997	126,791	67.0%	16	11	15,872		Save-a-Lot (5/31/2013)	Walgreens* (Bealls Outlet), Accent Marketing Services	6.49
Gulf Gate Plaza	Naples, FL	1969, 1974/ 2004 Redev.	204,551	66.1%	15	8				Bealls Outlet, JoAnn Fabrics, Dockside Improvement, Big Lots	6.67
Miramar Outparcel	Miramar, FL	Under contract to be sold	2.0 acres
Oakbrook	Palm Beach Gdns, FL	1974 / 2000, 2003 Redev.	212,074	68.0%	22	10	44,400		Publix (10/31/2020)	Eckerd, Duffy's, Stein Mart	13.79
Venice Plaza	Venice, FL	1971/ 1979 / 1999	157,940	65.2%	14	3	42,582		Kash n’ Karry	TJ Maxx, Blockbuster	5.37
									(9/30/2018)
Walden Woods	Plant City, FL	1985 / 1998, 2003 Redev.	72,950	83.6%	11	2				Walgreens, Dollar Tree, Aaron Rents	6.49
Waterstone	Homestead, FL	2004-05 Development	12.0 acres
Westridge	McDonough, GA	2005-06 Development	13.5 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (14)			1,378,717	69.3%	178	66	102,854	53,000			$9.08

TOTAL RETAIL PROPERTIES (187)			20,473,725	90.2%	3,414	493	5,577,467	638,786			$9.52

OTHER PROPERTIES (2)
4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6
Mandarin Mini-storage	Jacksonville, FL	1982	52,880	96.2%	517	17

GRAND TOTAL (189)			20,715,118	90.2%	3,934	516	5,577,467	638,786

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).

EQUITY ONE, INC. AND SUBSIDIARIES

ANNUAL MINIMUM RENT BY STATE
as of March 31, 2004

Annual Minimum Rent
by State
South Carolina
4%
AZ, AL, KY,
MS, TN, VA
4%
North Carolina
4%
Louisiana
6%
Georgia
14%
Texas
17%
Florida
51%

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR
Florida	80	9,338,753	1,749	218	92.8%	$90,207,670
Texas	34	3,331,046	600	85	85.0%	29,490,519
Georgia	24	2,958,601	471	72	91.6%	25,011,913
Louisiana	16	1,921,935	182	55	82.8%	10,099,376
North Carolina	12	1,137,582	167	28	91.8%	7,545,327
South Carolina	7	774,713	89	12	90.4%	6,937,985
Arizona	2	253,254	51	7	82.7%	1,815,184
Tennessee	2	297,784	36	6	95.4%	1,786,231
Alabama	2	129,215	21	1	99.6%	1,080,867
Virginia	2	225,535	34	4	91.1%	1,425,402
Mississippi	1	66,857	7	0	100.0%	382,536
Kentucky	1	38,450	7	5	72.8%	184,215

Total	183	20,473,725	3,414	493	90.2%	$175,967,225

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES

LEASING ACTIVITY
for the three months ended March 31, 2004

Renewals

			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent
82	245,395	2,993	$12.07	$12.61	$3,094,830
			% Increase psf	4.5%
			Net Increase (AMR)		$132,052

New Leases (effective in the first quarter)

			Average	Annualized
		Average	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
109	538,262	4,938	$9.87	$5,313,299

Lost Leases

			Average	Annualized
		Average	Expiring	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent
87	377,948	4,344	$8.80	$3,325,700

Net Absorption Leasing Spread	160,314 12.2%	New Leases - Lost Leases New Leases versus Lost Leases (rate psf)

Net Gain/(Loss) of AMR                     $2,119,651

Retention Ratio	39.4%	Renewals / (Renewals + Lost Leases)

EQUITY ONE, INC. AND SUBSIDIARIES

TENANT CONCENTRATION SCHEDULE
as of March 31, 2004

					% of total
	Number		% of total	Annualized	annualized	Average
	of	Square	square	minimum	minimum	minimum
Tenant	stores	feet	feet	rent	rent	rent
Top ten tenants
Publix	47	2,099,646	10.3%	$14,868,948	8.4%	$7.08
Kroger	19	1,057,057	5.2%	8,376,987	4.8%	7.92
Winn Dixie	17	778,642	3.8%	5,282,349	3.0%	6.78
Wal-Mart	11	834,994	4.1%	3,687,045	2.1%	4.42
Kmart	6	524,937	2.6%	2,795,865	1.6%	5.33
Eckerd	27	267,696	1.3%	2,469,476	1.4%	9.22
Blockbuster	28	165,358	0.8%	2,401,419	1.4%	14.52
Bed Bath & Beyond	7	227,689	1.1%	2,192,856	1.2%	9.63
Food Lion/Kash n’ Karry	8	297,802	1.5%	1,962,601	1.1%	6.59
H.E. Butt Grocery	3	181,108	0.9%	1,793,855	1.0%	9.90

Sub-total top ten tenants	173	6,434,929	31.4%	$45,831,401	26.0%	$7.12

Remaining tenants	3,241	12,042,585	58.8%	130,135,824	74.0%	10.81

Sub-total all tenants	3,414	18,477,514	90.2%	$175,967,225	100.0%	$9.52

Vacant	493	1,996,211	9.8%	NA

Total including vacant	3,907	20,473,725	100.0%	$175,967,225	100.0%	$8.59

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
EXPIRING SQUARE FOOTAGE BY TENANT TYPE
as of March 31, 2004

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES

SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of March 31, 2004

ALL TENANTS

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot
M-T-M	114	335,873	1.6%	$2,735,385	1.5%	$8.14
2004	565	1,399,597	6.8%	15,800,939	8.7%	11.29
2005	709	2,007,541	9.8%	23,469,145	12.9%	11.69
2006	668	2,063,195	10.1%	24,868,735	13.6%	12.05
2007	476	1,984,209	9.7%	22,220,567	12.2%	11.20
2008	396	1,671,034	8.2%	19,355,821	10.6%	11.58
2009	158	1,402,228	6.8%	11,187,158	6.1%	7.98
2010	64	649,985	3.2%	6,183,622	3.4%	9.51
2011	45	1,038,481	5.1%	7,565,843	4.2%	7.29
2012	40	867,934	4.2%	7,319,080	4.0%	8.43
2013	32	555,807	2.7%	4,590,041	2.5%	8.26
Thereafter	147	4,501,630	22.0%	37,010,507	20.3%	8.22

Sub-total / average	3,414	18,477,514	90.2%	$182,306,843	100.0%	$9.87

Vacant	493	1,996,211	9.8%	NA	NA	NA

Total / average	3,907	20,473,725	100.0%	$182,306,843	100.0%	$8.90

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of March 31, 2004

ANCHOR TENANTS (SF >= 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot
M-T-M	5	130,729	1.0%	$506,000	0.0%	$0.00
2004	15	367,151	2.9%	1,715,161	2.3%	4.67
2005	27	551,953	4.4%	2,940,937	3.9%	5.33
2006	30	721,681	5.7%	499,886	0.7%	0.69
2007	37	965,901	7.7%	6,269,326	8.3%	6.49
2008	32	780,082	6.2%	4,932,060	6.5%	6.32
2009	30	1,060,589	8.4%	6,260,720	8.3%	5.90
2010	19	524,248	4.2%	3,770,540	5.0%	7.19
2011	23	964,431	7.7%	5,927,277	7.9%	6.15
2012	20	787,899	6.3%	5,619,863	7.5%	7.13
2013	13	474,518	3.8%	3,003,353	4.0%	6.33
Thereafter	92	4,331,223	34.4%	33,939,044	45.0%	7.84

Sub-total / average	343	11,660,405	92.5%	$75,384,167	99.3%	$6.46

Vacant	32	945,074	7.5%	NA	NA	NA

Total / average	375	12,605,479	100.0%	$75,384,167	99.3%	$5.98

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of March 31, 2004

LOCAL TENANTS (SF < 10,000)

					Percent	Average
			Percent		of	annual
			of	Annualized	total	minimum
	Number		total	minimum	annualized	rent per
	of	Square	square	rent at	minimum	square
Date	tenants	feet	feet	expiration	rent	foot
M-T-M	109	205,144	2.6%	$2,229,385	2.1%	$10.87
2004	550	1,032,446	13.1%	14,085,778	13.2%	13.64
2005	682	1,455,588	18.5%	20,528,208	19.2%	14.10
2006	638	1,341,514	17.0%	24,368,849	22.8%	18.17
2007	439	1,018,308	12.9%	15,951,241	14.9%	15.66
2008	364	890,952	11.3%	14,423,761	13.5%	16.19
2009	128	341,639	4.3%	4,926,438	4.6%	14.42
2010	45	125,737	1.6%	2,413,082	2.3%	19.19
2011	22	74,050	0.9%	1,638,566	1.5%	22.13
2012	20	80,035	1.0%	1,699,217	1.6%	21.23
2013	19	81,289	1.0%	1,586,688	1.5%	19.52
Thereafter	55	170,407	2.2%	3,071,463	2.9%	18.02

Sub-total / average	3,071	6,817,109	86.6%	$106,922,676	100.0%	$15.68

Vacant	461	1,051,137	13.4%	NA	NA	NA

Total / average	3,532	7,868,246	100.0%	$106,922,676	100.0%	$13.59

Note: Excludes Mandarin mini-storage facility, the industrial property, and four development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES

REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
as of March 31, 2004
(in thousands, except square footage data)

				Estimated
			Target	Cost Including	Funded as of	Balance
Project	Location	Project Description	Completion Date	Land	3/31/2004	to Complete
Developments
Shops at St. Lucie (f/k/a Cashmere)	Port St. Lucie, FL	Develop a 20,000 sf retail center	TBD	$3,127	$1,157	$1,970
CVS Plaza	Miami, FL	Lease up the balance of this CVS drug-store anchored retail center.	Third quarter 2004	4,095	3,769	326
Salerno	Stuart, FL	Lease up the balance of this redeveloped Winn Dixie supermarket-anchored retail center.	Second quarter 2004	3,850	3,655	195
Waterstone	Homestead, FL	Develop a supermarket anchored center	Second quarter 2005	9,000	2,304	6,696
Westridge	McDonough, GA	Develop a supermarket anchored center	First Quarter 2006	9,000	1,836	7,164

Subtotal - Developments				29,072	12,721	16,351

Major Redevelopments
Ambassador Row Courtyard	Lafayette, LA	Reconfigure part of existing center; add an outparcel and 4,000 square feet of new space	Second quarter 2004	2,057	1,032	1,025
Bandera Festival	San Antonio, TX	Lease up the balance of the reconfigured former K Mart space	Third quarter 2004	4,012	3,742	270
Centre Point	Smithfield, NC	Lease up the balance of the reconfigured former Winn Dixie space	Fourth quarter 2004	1,776	1,613	163
Copperfield	Houston, TX	Lease up the balance of the reconfigured former Gerland space; identify tenant for vacant parcel	Third quarter 2004	4,397	2,652	1,745
East Bay Plaza	Largo, FL	Lease up the balance of the reconfigured former Scotty’s space	Third quarter 2004	793	613	180
Eustis Square	Eustis, FL	Lease up the balance of the reconfigured former Publix space	Third quarter 2004	1,089	790	299
Gulf Gate	Naples, FL	Lease up the balance of the reconfigured former Publix space; center was substantially refurbished	Fourth quarter 2004	1,075	896	179
Oakbrook Square	North Palm Beach, FL	Lease up the balance of the reconfigured Jacobsen space; reconstruction and new outparcel completed	Second quarter 2004	5,225	5,108	117
Plymouth Park North	Irving, TX	Prospecting for tenants to fill the former Fazio	TBD	8,089	6,921	1,168
Spalding Village	Griffin, GA	Reconfigure the former K Mart into multi-tenant space	TBD	3,586	2,822	764
Unigold	Winter Park, FL	Complete lease-up of new outparcel and new local space	Second quarter 2004	1,906	1,850	56
Venice Plaza	Venice, FL	Expand and reconfigure existing TJ Maxx	Fourth quarter 2004	1,471	1,093	378
Walden Woods	Plant City, FL	Lease up the balance of the reconfigured former Winn Dixie space	Second quarter 2004	1,228	1,036	192

Subtotal - Major Redevelopments				36,704	30,168	6,536

Outparcel Developments/Expansions
Belfair	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,302	1,302	—
Blanco	San Antonio, TX	Prospecting for new tenant(s) on land held for development/ expansion	TBD	2,906	2,906	—
Bluebonnet Village	Baton Rouge, LA	Prospecting for new tenant(s) on land held for development/ expansion	TBD	504	504	—
Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	466	466	—
Creekside	Arlington, TX	Prospecting for one or more tenants for out parcels	TBD	919	919	—
Skylake	Miami Beach, FL	Add additional space to existing development	Fourth quarter 2004	6,081	3,145	2,936
St. Charles	Riverview, FL	Prospecting for a tenant for existing out parcel	TBD	206	206	—

Subtotal - Outparcel Developments/Expansions				12,384	9,448	2,936

All other development activity				2,377	2,001	376

Total - All Development Activity				$80,537	$54,338	$26,199

EQUITY ONE, INC. AND SUBSIDIARIES

REAL ESTATE ACQUISITIONS AND DISPOSITIONS
as of March 31, 2004
(in thousands, except square footage data)

2004 Acquisition Activity

				Square Feet/	Purchase
Date Purchased	Property Name	City	State	Acres	Price
Feb. 3, 2004	Bluebonnet Outparcel	Baton Rouge	LA	0.9 acres	$500
Feb. 4, 2004	Pavilion Shopping Center	Naples	FL	161,245	24,200
March 24, 2004	Village Center	Southland	TX	118,092	17,475
March 24, 2004	Creekside Plaza	Arlington	TX	101,016	14,025
March 31, 2004	Sparkleberry	Columbia	SC	339,051	45,150
March 31, 2004	Venice Shopping Center	Venice	FL	111,934	6,447

Total					$107,797

2004 Disposition Activity

				Square Feet/	Sales
Date Sold	Property Name	City	State	Acres	Price	Gain on Sale
Feb. 23, 2004	Southwest Walgreens	Phoenix	AZ	93,402	$6,650	$2,035

Total					$6,650	$2,035

EQUITY ONE, INC. AND SUBSIDIARIES

JOINT VENTURE INVESTMENTS
as of March 31, 2004
(in thousands, except square footage data)

Owned joint ventures *

1)	City Centre

2)	City Centre Parcel F

Palm Beach Gardens, Florida

City Centre is a 93,565 square foot office/retail center that was 84% leased as of March 31, 2004. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,849 as of March 31, 2004, which matures in April 2010. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.

*	Equity One accounts for these two joint venture interests using the equity method as we do not consider ourselves to be in control of the major business decisions.

EQUITY ONE, INC. AND SUBSIDIARIES

ANALYST COVERAGE
as of March 31, 2004

BB&T Capital Markets	Legg Mason Wood Walker, Inc.
Stephanie M. Krewson	David M. Fick, CPA
804-782-8784	410-454-5018

Chris J. Woronka	Nathen Isbee
804-782-8804	410-454-4143

Bear Stearns & Co. Inc.	McDonald Investments Inc.
Ross Smotrich	Richard C. Moore II CFA
212-272-8046	216-443-2815

Amy L. Young, CFA	Richard D. Sweigard
212-272-3523	216-563-2501

Deutsche Bank Securities Inc.	Raymond James & Associates, Inc.
Louis W. Taylor	Paul D. Puryear
212-250-4912	727-567-2253

Christopher A. Capalongo	Ken Avalos
212-250-7726	727-567-2660

JP Morgan Securities Inc.	UBS Securities LLC
Michael W. Meuller, CFA	Keith A. Mills
212-622-6689	212-713-3098

Joshua Bederman	Ian C. Weissman
212-622-6530	212-713-8602

EQUITY ONE, INC. AND SUBSIDIARIES

STOCK PRICE AND VOLUME STATISTICS
for the three months ended March 31, 2004

*Data obtained from Yahoo Chart Services